SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 18, 2003

METRO-GOLDWYN-MAYER INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-13481	95-4605850
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10250 Constellation Boulevard, Los Angeles, CA 90067-6241

(Address of Principal Executive Offices) (Zip Code)

(310) 449-3000

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report.)

This Amendment No. 1 is being filed to furnish pro forma financial information as required by Article 11 of Regulation S-X in connection with the transaction described in Item 2 of this Current on Form 8-K, originally filed on July 22, 2003.

Item 7.	Financial Statements and Exhibits

(a)  Not applicable.

(b)  Pro Forma Financial Information.

The following unaudited pro forma condensed statement of operations of Metro-Goldwyn-Mayer Inc. (“MGM”) for the year ended December 31, 2002 gives effect to (i) the sale by MGM to Cablevision Systems Corporation (“Cablevision”) of (x) MGM’s 20% interest in American Movie Classics Company, a New York general partnership, which is the owner of the programming channels American Movie Classics and WE: Women’s Entertainment, and (y) MGM’s 20% interest in The Independent Film Channel LLC, a Delaware limited liability company, which is the owner of the programming channel The Independent Film Channel (collectively, the “2003 Sale Assets”), in each case on July 18, 2003 and (ii) the sale by MGM to an affiliate of the National Broadcasting Company of MGM’s 20% partnership interest in the Bravo Company which was a New York general partnership and the owner of the programming channel Bravo (the “2002 Sale Assets”), which closed on December 5, 2002, as if the sales of the 2003 Sale Assets and the 2002 Sale Assets had occurred on January 1, 2002. The unaudited pro forma condensed statement of operations for the six months ended June 30, 2003 gives effect to the sale of the 2003 Sale Assets as if the sale had occurred on January 1, 2003. The unaudited pro forma condensed balance sheet at June 30, 2003 gives effect to the sale of the 2003 Sale Assets as if the sale occurred on June 30, 2003.

The total purchase price for the sale by MGM of the 2003 Sale Assets was $500,000,000, which comprised $250,000,000 in cash and a $250,000,000 promissory note in favor of MGM that matures on December 18, 2003 (the “Note”). The Note requires Cablevision to make monthly payments of $2,500,000 and bears interest at LIBOR, as defined in the Note, plus 4 percent per annum. At maturity, Cablevision can elect to repay the remaining balance of the Note in cash or in Cablevision NY Group Class A Common Stock. During the quarter ended June 30, 2003, MGM recorded a write-down of its investment in the 2003 Sale Assets of $93,059,000 because its investment in the 2003 Sale Assets exceeded the net selling price.

The total purchase price for the sale by MGM of the 2002 Sale Assets was $250,000,000 in cash. During the year ended December 31, 2002, MGM recorded a gain of $32,514,000 on the sale of the 2002 Sale Assets.

(c)  Not applicable.

The pro forma adjustments are based upon currently available information and upon certain assumptions that management of MGM believes are reasonable. The adjustments included in the unaudited pro forma condensed financial statements represent MGM’s preliminary determination of these adjustments based upon available information. There can be no assurance that the actual adjustments will not differ from certain of the pro forma adjustments reflected in the pro forma financial information.

The unaudited pro forma condensed financial statements are based on the historical financial statements of MGM and the assumptions and adjustments described in the accompanying notes. MGM believes that the assumptions on which the unaudited pro forma condensed financial statements are based are reasonable. The unaudited pro forma condensed financial statements are provided for informational purposes only and do not purport to represent what MGM’s financial position or results of operations actually would have been if the foregoing transactions occurred as of the dates indicated or what such results will be for any future periods. The unaudited pro forma condensed financial statements should be read in conjunction with the Consolidated Financial Statements and the related notes thereto included elsewhere in this filing.

Metro-Goldwyn-Mayer Inc.

Unaudited Pro Forma Condensed Balance Sheet

June 30, 2003

(In thousands)

	MGM Historical	Pro Forma Adjustments		MGM Pro Forma
ASSETS
Cash and cash equivalents	$671,884	$247,250	(1)	$919,134
Short-term investments	34,809	—		34,809
Note receivable - Cablevision	—	250,000	(1)	250,000
Accounts and contracts receivable, net	560,001	—		560,001
Film and television costs, net	1,794,387	—		1,794,387
Investments in and advances to affiliates	521,104	(497,250	)(1)	23,854
Property and equipment, net	57,729	—		57,729
Goodwill	516,706	—		516,706
Other assets	26,461	—		26,461

	$4,183,081	$—		$4,183,081

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Bank and other debt	$1,151,702	$—		1,151,702
Accounts payable and accrued liabilities	244,507	—		244,507
Accrued participants’ share	275,233	—		275,233
Income taxes payable	34,510	—		34,510
Advances and deferred revenues	74,453	—		74,453
Other liabilities	111,483	—		111,483

Total Liabilities	1,891,888	—		1,891,888

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value, 25,000,000 shares authorized, none issued	—	—		—
Common stock, $.01 par value, 500,000,000 shares authorized, 251,960,505 shares issued	2,520	—		2,520
Additional paid-in capital	3,915,133	—		3,915,133
Deficit	(1,535,213)	—		(1,535,213)
Accumulated other comprehensive loss	(4,780)	—		(4,780)
Less: treasury stock, at cost, 7,517,923 shares	(86,467)	—		(86,467)

Total stockholders’ equity	2,291,193	—		2,291,193

	$4,183,081	$—		$4,183,081

See accompanying Notes to Unaudited Pro Forma Condensed Financial Statements.

Metro-Goldwyn-Mayer Inc.

Unaudited Pro Forma Condensed Statement of Operations

Six Months Ended June 30, 2003

(In thousands, except share and per share data)

	MGM Historical	Pro Forma Adjustments		MGM Pro Forma
Revenues	$882,893	$(152	)(2)	$882,741

Expenses:
Operating	500,408	(80	)(2)	500,328
Selling, general and administrative	429,775	—		429,775
Depreciation	10,252	—		10,252

Total expenses	940,435	(80)		940,355

Operating loss	(57,542)	(72)		(57,614)
Other income (expense)
Write-down of investment in cable channels	(93,059)	93,059	(3)	—
Equity in net earnings (losses) of affiliates	1,279	(4,782	)(5)	(3,503)
Interest expense, net of amounts capitalized	(36,812)	—		(36,812)
Interest and other income, net	6,377	—		6,377

Total other expenses	(122,215)	88,277		(33,938)

Loss from operations before provision for income taxes	(179,757)	88,205		(91,552)
Income tax provision	(9,644)	—	(6)	(9,644)

Net loss	$(189,401)	$88,205		$(101,196)

Earnings per share	$(0.77)			$(0.41)

Weighted average number of common shares outstanding	246,628,261			246,628,261

See accompanying Notes to Unaudited Pro Forma Condensed Financial Statements.

Metro-Goldwyn-Mayer Inc.

Unaudited Pro Forma Condensed Statement of Operations

Year Ended December 31, 2002

(In thousands, except share and per share data)

	MGM Historical	Pro Forma Adjustments		MGM Pro Forma
Revenues	$1,654,102	$361	(2)	$1,654,463

Expenses:
Operating	1,062,956	175	(2)	1,063,131
Selling, general and administrative	671,817	—		671,817
Depreciation	20,467	—		20,467

Total expenses	1,755,240	175		1,755,415

Operating loss	(101,138)	186		(100,952)
Other income (expense)
Gain on sale of equity interest in cable channel	32,514	(32,514	)(4)	—
Equity in net earnings (losses) of affiliates	13,561	(20,627	)(5)	(7,066)
		—
Interest expense, net of amounts capitalized	(79,929)	—		(79,929)
Interest and other income, net	7,432	—		7,432

Total other expenses	(26,422)	(53,141)		(79,563)

Loss from operations before provision for income taxes	(127,560)	(52,955)		(180,515)
Income tax provision	(14,687)	—	(6)	(14,687)

Net loss	$(142,247)	$(52,955)		$(195,202)

Earnings per share	$(0.57)			$(0.79)

Weighted average number of common shares outstanding	248,355,556			248,355,556

See accompanying Notes to Unaudited Pro Forma Condensed Financial Statements.

Metro-Goldwyn-Mayer Inc.

Notes to Unaudited Pro Forma Condensed Financial Statements

June 30, 2003

(In thousands)

(1)	To record the sale of MGM’s 20% interest in the 2003 Sale Assets for proceeds of $250,000 cash, less $2,750 of closing costs, and a $250,000 promissory note due December 18, 2003.

Sales price	$500,000
Less: closing costs	(2,750)

Net sales price	$497,250
Carrying value of investment	(497,250)

Gain (loss) on sale of 2003 Sale Assets	$—

(2)	Reversal of the profit elimination related to sales to the 2003 Sale Assets and 2002 Sale Assets.

(3)	Elimination of the write-down of the investment in the 2003 Sale Assets to net realizable value.

(4)	Elimination of the gain on sale of the equity interest in the 2002 Sale Assets in the year ended December 31, 2002.

(5)	Elimination of MGM’s 20% interest in the earnings of the 2003 Sale Assets and 2002 Sale Assets.

(6)	Tax effect of the pro-forma adjustments is zero due to MGM’s tax losses carryforward that are subject to a full valuation allowance.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRO-GOLDWYN-MAYER INC.

Date: July 25, 2003	By:	/s/ JAY RAKOW
	Name: Title:	Jay Rakow Senior Executive Vice President and General Counsel